                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1998 to March 31, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1998.

                                                GREEN TREE FINANCIAL CORP.




                                                BY: /s/ PHYLLIS A. KNIGHT
                                                    ----------------------------
                                                Phyllis A. Knight
                                                Senior Vice President and
                                                Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust National Association, as Trustee of HOME EQUITY LOAN TRUST 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1998.

                                                GREEN TREE FINANCIAL CORP.




                                                BY: /s/PHYLLIS A. KNIGHT
                                                   -----------------------------
                                                Phyllis A. Knight
                                                Senior Vice President and
                                                Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998

                             Distribution Date: 4/15/98
                             CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0


1.       (a) Amount Available
             (including Monthly Servicing Fee)                   $8,874,973.11

         (b) Class HE: M-1 Interest Deficiency Amount
             (if any), Class HE: M-2 Interest Deficiency
             Amount (if any) and Class HE: B-1 Interest
             Deficiency Amount (if any) withdrawn for prior
             Payment Date                                                  .00

         (c) Amount Available after giving effect to
             withdrawal of any Class HE: M-1 Interest
             Deficiency Amount, Class HE: M-2 Interest
             Deficiency Amount and Class HE: B Interest
             Deficiency Amount for prior Payment
             Date                                                 8,874,973.11

         PRINCIPAL

2. Formula Principal Distribution Amount:

         (a)   Scheduled Principal                     399,172.87
         (b)   Principal Prepayments                 3,533,821.90
         (c)   Liquidated Loans                               .00
         (d)   Repurchases                              54,840.58
         (e)   Previously undistributed Principal
               Amounts                                        .00
         (f)   Pre-Funded Fixed Rate Amount, if any           .00
         (g)   Extra Principal Distribution Amount   1,222,503.37
         (h)   Less Class HE: A-1ARM Formula
               Principal Distribution Amount                  .00

              Total Principal                                     5,210,338.72

3. Class HE: A-1ARM Formula Principal Distribution Amount: (lesser of Class HE:
   A-1ARM Principal Balance or sum of (a)-(f))

         (a)   Scheduled Principal                      91,873.86
         (b)   Principal Prepayments                 1,167,171.89
         (c)   Liquidated Loans                               .00
         (d)   Repurchases                                    .00
         (e)   Pre-Funded ARM Amount, if any                  .00
         (f)   Clause (vi) of definition                      .00

                            Total Principal                       1,259,045.75

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 2

                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0

4. Senior Percentage                                                        100%

5. Class B Percentage                                                       100%

CLASS HE: A CERTIFICATES

6. Aggregate Interest

         (a)   Class HE: A-1 ARM Pass-through Rate       5.93750%
         (b)   Class HE: A-1 Interest                                363,316.37
         (c)   Class HE: A-1 Pass-through Rate              6.00%
         (d)   Class HE: A-1 Interest                                611,451.48
         (e)   Class HE: A-2 Pass-through Rate              6.04%
         (f)   Class HE: A-2 Interest                                327,166.67
         (g)   Class HE: A-3 Pass-through Rate              6.33%
         (h)   Class HE: A-3 Interest                                300,675.00
         (i)   Class HE: A-4 Pass-through Rate              6.25%
         (j)   Class HE: A-4 Interest                                104,166.67
         (k)   Class HE: A-5 IO Pass-through Rate           8.00%
         (l)   Class HE: A-5 IO Interest                             133,333.33


7. Amount applied to Unpaid Class HE: A Interest Shortfall                  .00

8. Remaining Unpaid Class HE: A Interest Shortfall                          .00


PRINCIPAL

9. Class HE: A-4 Lockout Percentage for such Payment Date                   100%

10. Class HE: A Principal Distribution:

      (a)  Class HE: A-1ARM                                        1,259,045.75
      (b)  Class HE: A-4 Lockout Pro Rata Distribution
           Amount                                                           .00
      (c)  Balance of Formula Principal Distribution
           Amount
                  (i)    Class HE: A-1                             5,210,338.72
                  (ii)   Class HE: A-2                                      .00
                  (iii)  Class HE: A-3                                      .00
                  (iv)   Class HE: A-4                                      .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 3

                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0


11. Class HE: A Principal Balance:

          (a)   Class HE: A-1ARM Principal Balance                72,169,105.47
          (b)   Class HE: A-1 Principal Balance                  117,079,958.02
          (c)   Class HE: A-2 Principal Balance                   65,000,000.00
          (d)   Class HE: A-3 Principal Balance                   57,000,000.00
          (e)   Class HE: A-4 Principal Balance                   20,000,000.00
          (f)   Class HE: A-5 IO National Principal Amount        20,000,000.00

12. Amount, if any, by which Class A Formula Distribution
    Amount exceeds Class A Distribution Amount                              .00

      CLASS HE: M-1 CERTIFICATES
      --------------------------

13. Amount Available less the Class HE:
    A Distribution Amount (including Monthly
    Servicing Fee)                                                   565,479.12


    INTEREST on Class HE: M-1 Principal Balance less
    Class HE: M-1 Liquidation Loss Principal Amount

14. Current Interest
              (a) Class HE: M-1 Pass-through Rate           6.98%
              (b) Class HE: M-1 Interest                             168,683.33

15. Amount applied to Unpaid Class HE: M-1 Interest Shortfall               .00

16. Remaining unpaid Class HE: M-1 Interest Deficiency Amount               .00

17. Class M-1 Interest Deficiency Amount                                    .00

18. Class M-1 Interest Deficiency Amount unpaid                             .00

    PRINCIPAL

19. Class He: M-1 Principal Distribution                                    .00

20. Class HE: M-1 Principal Balance                               29,000,000.00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                            1998-A MONTHLY REPORT
                                  MARCH 1998
                                    Page 4

                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0



21. Amount, if any, by which Class M-1 Formula
    Distribution Amount exceeds Class M-1
    Distribution Amount                                                     .00

    CLASS HE: M-2 CERTIFICATES
    --------------------------

22. Amount Available less the Class HE: A Distribution Amount and
    Class HE: M-1 Distribution Amount (including Monthly
    Servicing Fee)                                                   396,795.79

    INTEREST on Class HE: M-2 Principal Balance less
    Class HE: M-2 Liquidation Loss Principal Amount

23. Current Interest
              (a)   Class HE: M-2 Pass-Through Rate         7.17%
              (b)   Class HE: M-2 Interest                           113,525.00

24. Amount applied to Unpaid Class HE: M-2 Interest Shortfall               .00

25. Remaining unpaid Class HE: M-2 Interest Deficiency Amount               .00

26. Class HE: M-2 Interest Deficiency Amount                                .00

27. Class HE: M-2 Interest Deficiency Amount Unpaid                         .00

28. Class HE: M-2 Principal Distribution                                    .00

29. Class HE: M-2 Principal Balance                               19,000,000.00

30. Amount, if any, by which Class M-2 Formula Principal
    Distribution Amount exceeds Class M-2 Distribution
    Amount                                                                  .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 4

                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0


         CLASS HE: B PRINCIPAL DISTRIBUTION TESTS
         (tests must be satisfied on and after the Payment
          Date occurring in March 2001)

31. Average Sixty-Day Delinquency Ratio Test

                   (a)     Sixty-Day Delinquency Ratio for current
                           Payment Date                                     .16%

                   (b)     Average Sixty-Day Delinquency Ratio Test
                           (arithmetic average of ratios for this
                           month and two preceding months; may not
                           exceed 6.0%)                                     .12%

32. Average Thirty-Day Delinquency Ratio Test

                  (a)      Thirty-Day Delinquency Ratio for current
                           Payment Date                                    1.39%

                  (b)      Average Thirty-Day delinquency Ratio Test
                           (arithmetic average of ratios for this month
                           and two preceding months; may not exceed 12%)    .62%

33. Cumulative Realized Losses Test

                  (a)      Cumulative Realized Losses for current
                           Payment Date (as a percentage of Cut-off Date
                           Pool Principal Balance: may not exceed 7.5%)     .00%

34. Current Realized Losses Test

                  (a)      Current Realized Losses for current
                           Payment Date                                     .00

                  (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied By 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date; may not exceed
                           2%)                                              .00%

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 7


                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3334953-0

35. Class HE: B Principal Balance Test

         (a)   Class HE: B Principal Balance (before any distributions
               on current Payment Date) divided by Pool Scheduled
               Principal Balance for prior Payment Date (must equal or
               exceed 5.5%)                                                4.14%

    CLASS HE: B CERTIFICATES
    ------------------------

36. Amount Available less the Class HE: A Distribution Amount and
    Class HE: M Distribution Amount (including Monthly
    Servicing Fee)                                                   283,270.79

    INTEREST on Class HE: B Principal Balance less
    Class HE: B Liquidation Loss Principal Amount

37. Current Interest
        (a)  Class HE: B Pass-Through Rate                   7.31%
        (b)  Class HE: B Interest                                     36,550.00

38. Amount applied to Unpaid Class HE: B Interest Shortfall                 .00

39. Remaining unpaid Class HE: B Interest Shortfall                         .00

40. Class HE: B Interest Deficiency Amount                                  .00

41. Class HE: B Interest Deficiency Amount unpaid                           .00

         PRINCIPAL

42. Class HE: B Principal Distribution                                      .00

43. Class HE: B Principal Balance                                  6,000,000.00

44. Amount, if any, by which Class B Formula Distribution
    Amount exceeds Class B Distribution Amount                              .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 9

                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0

INTEREST ON CLASS HE: M-1, M-2, B LIQUIDATION LOSS PRINCIPAL AMOUNT

45. Class HE: M-1

       (a)  Class HE: M-1 Liquidation Loss Principal Amount                 .00
       (b)  Interest at Class HE: M-1 Pass-Through Rate on
            Class HE: M-1 Liquidation Loss Principal Amount                 .00
       (c)  Amount applied to Unpaid Class HE: M-1 Liquidation
            Loss Interest Shortfall                                         .00
       (d)  Remaining Unpaid Class HE: M-1 Liquidation Loss
            Interest Shortfall                                              .00

46. Class HE: M-2

       (a)  Class HE: M-2 Liquidation Loss Principal Amount                 .00
       (b)  Interest at Class HE: M-2 Pass-Through Rate on
            Class HE: M-2 Liquidation Loss Principal Amount                 .00
       (c)  Amount applied to Unpaid Class HE: M-2
            Liquidation Loss Interest Shortfall                             .00
       (d)  Remaining Unpaid Class He: M-2 Liquidation
            Loss Interest Shortfall                                         .00

47. Class HE: B

       (a)  Class HE: B Liquidation Loss Principal Amount                   .00
       (b)  Interest at Class HE: B Pass-Through Rate on
            Class HE: B Liquidation Loss Principal Amount                   .00
       (c)  Amount applied to Unpaid Class HE: B
            Liquidation Loss Interest Shortfall                             .00
       (d)  Remaining Unpaid Class HE: B Liquidation Loss
            Interest Shortfall                                              .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 10

                            Distribution Date: 4/15/98
                            CUSIP#: 393505 ZJA ZK1 ZL9 ZM7 ZN5 ZP0 ZQ8 ZR6 ZS4 Trust Account: 3336335-0

         CLASS HE: A, CLASS HE: M, AND CLASS HE: B CERTIFICATES
         ------------------------------------------------------

48. Pool Scheduled Principal Balance                             389,506,379.59

         (a)   Fixed Rate Loans                                  317,337,274.12
         (b)   Adjustable Rate Loans                              72,169,105.47

49. Adjusted Pool Principal Balance                              385,249,063.49

50. Pool Factors

         (a)   Class HE: A-1ARM Pool Factor                           .96225474
         (b)   Class HE: A-1 Pool Factor                              .90759657
         (c)   Class HE: A-2 Pool Factor                             1.00000000
         (d)   Class HE: A-3 Pool Factor                             1.00000000
         (e)   Class HE: A-4 Pool Factor                             1.00000000
         (f)   Class HE: M-1 Pool Factor                             1.00000000
         (g)   Class HE: M-2 Pool Factor                             1.00000000
         (h)   Class HE: B Pool Factor                               1.00000000


51. Aggregate Extra Principal Distribution Amount on
    Current and Prior Payments Dates                               4,257,316.10

52. Loans Delinquent

     Total HE Fixed
     (a)  31-59 days              4,431,188.34  72
     (b)  60-89 days                382,067.69   8
     (c)  90 or more days            77,464.37   2

     Adjustable Rate
     (a)  31-59 days                974,417.07   9
     (b)  60-89 days                 51,937.63   1
     (c)  90 or more days                  .00   0

53.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                         99,436.85
     Adjustable Rate Contracts                                              .00

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1998-A
                                MONTHLY REPORT
                                  MARCH 1998
                                    Page 12

                    Distribution Date: 4/15/98
                    CUSIP#: 393505 TF9 TG7 TH5 TJ1 TK8 TL6 TM4 TN2 TP7 TQ5 TR3 Trust Account: 3336335-0

54.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Fixed Contracts                         #0                    .00
     Adjustable Rate Contracts                        #0                    .00

55.  Number of Loans Remaining

     Total HE Fixed Contracts                                  6151
     Adjustable Rate Contracts                                  606

56.  Pre-Funded ARM Amount                                                  .00

57.  Pre-Funded Fixed Rate Amount                                           .00


         CLASS C SUBSIDIARY CERTIFICATES
         -------------------------------

58.  Monthly Servicing Fee                                           246,720.79

59.  Class C Master Residual Payment                                        .00


Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.